UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2011
Morgans Hotel Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 277-4100
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointments of New Directors and Senior Management
On March 21, 2011, Morgans Hotel Group Co. (the “Company”) announced the following Board of Directors (“Board”) and senior management changes:
•	Ron Burkle, Managing Partner at The Yucaipa Companies, LLC, joined the Board, effective March 20, 2011, as the nominee appointed by Yucaipa, the Company’s largest stakeholder;
•	David Hamamoto, Chairman of the Board and one of the Company’s largest stockholders, was appointed Executive Chairman, effective March 20, 2011;
•	Jason Taubman Kalisman, founding member of the Company’s largest stockholder, OTK Associates, joined the Company’s Board, effective March 22, 2011;
•	Michael Gross, a member of the Board who previously served on its Corporate Governance and Nominating Committee, was appointed Chief Executive Officer, effective March 20, 2011;
•	Daniel Flannery, who previously served with Marriott International, Inc., was appointed Chief Operating Officer, effective April 9, 2011; and
•	Yoav Gery, who previously served with Marriott International, Inc., was appointed Chief Development Officer, effective March 23, 2011.
Biographical and additional information for each of our new executives and directors is provided below:
David T. Hamamoto (51) was appointed Executive Chairman, effective as of March 20, 2011. He has been Chairman of our Board of Directors since February 2006. Mr. Hamamoto is the Chairman of the Board of NorthStar Realty Finance Corp. and has served as Chief Executive Officer and President of NorthStar Realty Finance Corp. since October 2004. Mr. Hamamoto co-founded NorthStar Capital Investment Corp. in July 1997, having co-founded and previously been a partner and co-head of the Real Estate Principal Investment Area at Goldman, Sachs & Co. In 1988, Mr. Hamamoto initiated the effort to build a real estate principal investment business at Goldman, Sachs & Co. under the auspices of the Whitehall Funds. Mr. Hamamoto is an Honorary Trustee of the Brearley School where he served as a Trustee from 1999 to 2007, including as President from 2005 to 2007. He is the Co-Chair of Stanford University Parents’ Advisory Board and serves as a Trustee of the Riverdale Country School. Mr. Hamamoto received a Bachelor of Science from Stanford University and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania.
Michael Gross (35) was appointed Chief Executive Officer of the Company, effective as of March 20, 2011. He has been a member of our Board of Directors since October 2009 as Yucaipa’s designee to the Board and served as a member of our Corporate Governance and Nominating Committee. He concentrated on sourcing opportunities for various Yucaipa investment funds from 2008 until his appointment as our Chief Executive Officer, at which time discontinued his relationship with Yucaipa. From 1998 to 2007, Mr. Gross focused on consumer and real estate companies with various investment and research roles at Prentice Capital Management, S.A.C. Capital Advisors, LLC, Lehman Brothers Inc., Salomon SmithBarney and Granite Partners. Mr. Gross served on the boards of Bluefly, Inc., an e-commerce fashion company, and Ascendia Brands, Inc., a cosmetics and personal care products company, from 2006 to 2007. Mr. Gross graduated with a Bachelor of Science from Cornell University’s School of Hotel Administration.

Daniel R. Flannery (47) was appointed Chief Operating Officer of the Company, effective as of April 9, 2011. Prior to joining our Company, Mr. Flannery was the Vice President and Managing Director for Marriott International, Inc. from January 2009 to April 2011, where he led the company’s efforts to develop and implement all operating, brand, design, sales, marketing and public relations strategies as well as recruiting and pre-opening efforts for the Marriott brand EDITION’s first hotels. Before that, Mr. Flannery spent seven years at the Ritz-Carlton Hotel Company, a wholly-owned subsidiary of Marriott International, as its General Manager and Area Vice President for New York, New York and Boston, Massachusetts from September 2002 to January 2009. Mr. Flannery currently serves on the executive committee and board of directors for the Tisch Center for Hospitality, Tourism and Sports Management at New York University, the Dean’s Advisory Council for the Smith School of Business at the University of Maryland, and is a distinguished lecturer for the New York University Brener Lecture Series. He previously served on the board of directors for The Hotel Association of New York City from 2007 to 2009. Mr. Flannery received a Bachelor of Science from The Smith School of Business at The University of Maryland.
Yoav Gery (42) was appointed Chief Development Officer of the Company, effective as of March 23, 2011. Prior to joining our Company, Mr. Gery served in various executive positions at Marriott International, Inc., including Vice President of Lodging Development from October 2005 to August 2007, Senior Vice President of Lodging Development from August 2007 to May 2010, and most recently as the Chief Development Officer for full service hotels in North America from May 2010 to March 2011, where he led the company’s full service development group in the United States and Canada. While at Marriott, Mr. Gery also helped launch the EDITION brand for Marriott and oversaw the global development efforts for that brand, including projects in the Americas, Europe, the Middle East and Asia. Mr. Gery received an AB degree from Duke University and a JD from George Washington University National Law Center.
Ronald W. Burkle (58) joined our Board of Directors on March 20, 2011. Mr. Burkle is Managing Partner of The Yucaipa Companies, a private investment firm, which he founded in 1986. Mr. Burkle has served as Chairman of the Board and controlling shareholder of numerous companies including Alliance Entertainment, a distributor of music, movies and game software, Golden State Foods, and supermarket chains Dominick’s, Fred Meyer, Ralph’s and Food4Less. Mr. Burkle is Co-Chairman of the Burkle Center for International Relations at UCLA, a trustee of the Carter Center, the National Urban League and AIDS Project Los Angeles and a member of the board of directors of the Frank Lloyd Wright Building Conservancy. Mr. Burkle served as a director of the following public companies: Occidental Petroleum Corp. from 1999 to 2010, Yahoo! Inc. from 2001 to 2010 and and KB Home Corporation from 1995 to 2010.
Mr. Burkle brings to the Board his valuable business expertise in a wide variety of areas, as well as his experience of serving on the boards of numerous public and private companies.
Mr. Burkle was appointed to the Board on March 20, 2011 as a designee of the Yucaipa investors, pursuant to certain arrangements the Company entered into with the Yucaipa investors in October 2009 providing Yucaipa the right to designate one of our directors. Previously, Mr. Gross had been the designee of the Yucaipa investors, until he was appointed our Chief Executive Officer, at which time he discontinued his relationship with Yucaipa. In September 2010, Mr. Burkle entered into an extended stay arrangement with the Company’s Sanderson hotel, pursuant to which he makes monthly payments of approximately GBP£17,143 for use of a hotel suite.
Jason T. Kalisman, CFA (32), joined our Board of Directors on March 22, 2011. Mr. Kalisman is a Founding Member of OTK Associates, LLC, which is our largest stockholder. Mr. Kalisman concurrently serves as a Vice President of GEM Realty Capital, Inc., an integrated global real estate investment firm focusing on publicly traded real estate securities and private-market real estate assets, where he has been since 2009. Prior to co-founding OTK Associates in 2008, Mr. Kalisman worked at The Goldman Sachs Group, Inc., a global investment banking and management firm, from 2001 to 2007. Mr. Kalisman received a Bachelor of Arts in Economics from Harvard College and a Masters of Business Administration from the Stanford Graduate School of Business, and has earned the right to use the Chartered Financial Analyst designation.
Mr. Kalisman brings to the Board his valuable expertise in the real estate and investment industries, as well as in corporate finance and governance matters.

2011 Outperformance Awards
Also in connection with the appointments of the new executives, the Company implemented an Outperformance Award Program, which is a long-term incentive plan intended to provide the Company’s senior management with the ability to earn cash or equity awards based on the Company’s level of return to shareholders over a three-year period. Pursuant to the Outperformance Award Program, each of Messrs. Hamamoto, Gross, Flannery and Gery will receive, within approximately the next 90 days, one of the following awards (an “Award”), in each case reflecting the participant’s right to receive a participating percentage (the “Participating Percentage”) in an outperformance pool if the Company’s total return to shareholders (including stock price appreciation plus dividends) increases by more than 30% (representing a compounded annual growth rate of approximately 9% per annum) over a three-year period from March 20, 2011 to March 20, 2014 (or a pro rated hurdle rate over a shorter period in the case of certain Changes of Control): (i) a new series of outperformance long-term incentive units (the “OPP LTIP Units,” as described below), subject to vesting and the achievement of certain performance targets, or (ii) in the event the Company does not receive confirmation that it can issue OPP LTIP Units under applicable Nasdaq listing requirements, the right to receive cash, subject to vesting and the achievement of certain performance targets. The TRS will be calculated based on the average closing price of the Company’s common shares on the thirty trading days ending on the Final Valuation Date (as defined below). The baseline value of the Company’s common shares for purposes of determining the TRS will be $8.87, the closing price of the Company’s common shares on March 18, 2011. The Participation Percentages granted to Messrs. Hamamoto, Gross, Flannery and Gery were 35%, 35%, 10%, and 10%, respectively.
Each of the current participants’ Awards vests on March 20, 2014 (or earlier in the event of certain Changes of Control) (the “Final Valuation Date”), contingent upon his continued employment, except for certain accelerated vesting events described below. The aggregate dollar amount available to all participants in the Program is equal to 10% of the amount by which the Company’s March 20, 2014 valuation exceeds 130% (subject to proration in the case of certain Changes of Control) of the Company’s March 20, 2011 valuation (the “Total Outperformance Pool”) and the dollar amount payable to each participant (the “Participation Amount”) is equal to such participant’s Participating Percentage in the Total Outperformance Pool. If a participant receives his Award in the form of OPP LTIP Units, as described in clause (i) above, the participant will either forfeit existing OPP LTIP Units or receive additional OPP LTIP Units following the Final Valuation Date so that the value of the vested OPP LTIP Units of the participant are equivalent to the participant’s Participation Amount. If a participant receives his award as a right to receive cash, as described in clause (ii) above, the participant will be paid in cash or through the issuance of fully vested equity, at the election of the Company, under one of the Company’s shareholder-approved, registered equity incentive plans with a value equal to the Participation Amount, subject to future shareholder approval of the additional shares available for issuance under the equity incentive plans. Participants will forfeit any unvested Awards upon termination of employment; provided, however, that in the event a participant’s employment terminates because of death or disability, or employment is terminated by the Company without Cause or by the participant for Good Reason, as such terms are defined in the participant’s employment agreements, the participant will not forfeit the Award and will receive, following the Final Valuation Date, a Participation Amount reflecting his partial service. If the Final Valuation Date is accelerated by reason of certain Change of Control transactions, each participant whose Award has not previously been forfeited will receive a Participation Amount upon the Change of Control reflecting the amount of time since the effective date of the program, which was March 20, 2011.
OPP LTIP Units represent a special class of membership interest in our operating company, Morgans Group LLC (the “Operating Company”), which are structured as profits interests for federal income tax purposes. Conditioned upon minimum allocations to the capital accounts of the OPP LTIP Units for federal income tax purposes, each vested OPP LTIP Unit may be converted, at the election of the holder, into one Membership Unit in the Operating Company. During the six-month period following the Final Valuation Date, the Operating Company may redeem some or all of the vested OPP LTIP Units (or Membership Units into which they were converted) at a price equal to the common share price (based on a 30-day average) on the Final Valuation Date. From and after the one-year anniversary of the Final Valuation Date, for a period of six months, participants will have the right to cause the Operating Company to redeem some or all of the vested OPP LTIP Units at a price equal to the greater of the common share price at the Final Valuation Date (determined as described above) or the then current common share price (calculated as determined in the Operating Company’s LLC agreement). Beginning 18 months after the Final Valuation Date, each of these OPP LTIP Units (or Membership Units into which they were converted) is redeemable at the election of the holder for: (1) cash equal to the then fair market value of one share of the Company’s common stock, or (2) at the option of the Company, one share of Common Stock, in the event the Company then has shares available for that purpose under its shareholder-approved equity incentive plans. Participants are entitled to receive distributions on their vested OPP LTIP Units if any distributions are paid on the Company’s common stock following the Final Valuation Date.

A copy of the 2011 Outperformance Award Program agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011. The above description is a summary of the agreement and is qualified in its entirety by the complete text of the agreement.
2011 Executive Promoted Interest Bonus Pool
In connection with the appointments of the new executives described above, the Company implemented the 2011 Executive Promoted Interest Bonus Pool, which is a long-term incentive plan intended to provide the Company’s senior management with the ability to participate in the growth of the Company’s management business, provided the Company’s level of return to shareholders meets specified hurdles. The 2011 Executive Promoted Interest Bonus Pool, effective March 20, 2011, provides that until the earlier of (i) March 20, 2014 and (ii) termination of employment with respect to a grantee, certain promoted interests (“Eligible Promoted Interests”) that the Company has the right to receive as an equity promote or similar contractual right from owners of Company managed hotels will be contributed to the bonus pool, in the form of a limited liability company (the “Promote Pool LLC”). An Eligible Promoted Interest is an interest in a hotel investment entity or similar contractual right that represents a right to participate in profits, losses and gains in excess of capital contributions that is acquired in a transaction approved by the Company’s investment committee in accordance with pre-established standards (including a requirement that the Company manage the applicable hotels under management agreements meeting certain minimum standards) or by an independent committee of the Board; Eligible Promote Interests do not include incentive management fees. As of the date of this report, Promote Pool LLC has not been organized and there were no Eligible Promoted Interests to be contributed to Promote Pool LLC.
Each of Messrs. Hamamoto, Gross, Flannery and Gery, has been granted the right to receive an employee participation interest in Promote Pool LLC (each, a “Participation Interest”) of 35%, 35%, 10% and 10%, respectively. Our Operating Company will hold the managing member interest in Promote Pool LLC. At least 50% in each series of Eligible Promoted Interests will be allocated to the managing member’s interest; the remaining Eligible Promoted Interests in each series will be allocated to the employee Participation Interests. Each employee’s Participation Interest will be represented by a series of units (collectively, the “Employee Units”), with each series specific to an individual Eligible Promoted Interest in one or more hotels. Each series of Employee Units generally will vest (i) 1/3 upon the later of the third anniversary of the effective date and the Company’s entering into a transaction that provides for the applicable Eligible Promoted Interest, (ii) 1/3 upon the later of the third anniversary of the effective date and the hotel related to the applicable Eligible Promoted Interest becoming operational (or a sale event with respect to the applicable Eligible Promoted Interest occurring without such hotel becoming operational), and (iii) 1/3 upon the later of the third anniversary of the effective date and a sale event for the applicable hotel or Eligible Promoted Interest. Grantees will forfeit any unvested Employee Units upon termination of employment; provided, however, that in the event a grantee’s employment terminates because of death or disability, or is terminated by the Company without Cause or by the grantee for Good Reason, as such terms are defined in the grantee’s employment agreement, the time vesting requirements described in subsections (i) and (ii) above will be deemed satisfied.
Distributions from Promote Pool LLC to participants will made upon receipt of proceeds in respect of Eligible Promote Interests; provided, however, that such distributions are conditioned upon (i) the Company’s achievement of a 9% compounded annual growth return from March 20, 2011 until the date cash payments are received by Promote Pool LLC and (ii) the Company continues to manage the applicable hotel property immediately following the event giving rise to the applicable proceeds. The Company maintains the right to exercise all rights in the Eligible Promoted Interests, such as voting and other consent rights, and the right to purchase Eligible Promoted Interests from Promote Pool LLC at their fair market value at any time.

A copy of the 2011 Executive Promoted Interest Bonus Pool agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011. The above description is a summary of the agreement and is qualified in its entirety by the complete text of the agreement.
David Hamamoto Employment Agreement
On March 20, 2011, the Company entered into an employment agreement, effective as of such date, with David Hamamoto in connection with his appointment as Executive Chairman. The employment agreement provides for the following, among other, terms:
•	an initial three-year contract term, which the Company may offer to renew for a six month period with 75 days notice prior to the end of the initial term on the same terms as applicable at the end of the initial term;
•	no minimum base salary, provided, however, that the Company may elect to provide, at its discretion, a base salary of $375,000 after the first year in lieu of the annual award of LTIP units described below;
•	if the Company elects to provide an annual base salary, it will also be required to provide an annual cash bonus with a target payout of 100% of the annual base salary, with actual payouts ranging from 50% to 150%, provided that the Company may elect to pay any bonus in excess of 100% in the form of equity;
•	a grant of options to purchase 600,000 shares of the Company’s common stock, at an exercise price equal to the fair market value on the grant date, vesting pro rata over a 3-year period on each anniversary date of grant, pursuant to the Amended and Restated 2007 Omnibus Incentive Plan, as amended (the “2007 Plan”);
•	a grant of 75,000 long-term incentive plan units (“LTIP units”) vesting pro rata on a monthly basis over the next 12 months beginning on the first monthly anniversary of the date of grant, pursuant to the 2007 Plan, and the right to receive an additional grant of LTIP units valued at $675,000 on each anniversary of the grant date; provided, however, that in lieu of the additional grants of LTIP units, the Company may elect, in its discretion, to pay an annual base salary and annual bonus, as described above;
•	a 35% Participation Interest in Promote Pool LLC;

•	a 35% Participating Percentage in the Total Outperformance Pool;
•	no obligation to resign from the Board in the event of termination of employment, other than for Cause; and
•	medical and other group welfare plan coverage and fringe benefits provided to our executive employees generally.
In addition, Mr. Hamamoto’s employment agreement provides for certain payments to be made upon his termination. See “Potential Payments Upon Termination” below. Mr. Hamamoto is also subject to certain non-competition and standstill provisions for six months following termination of his employment and to certain non-solicitation provisions for 12 months following termination of his employment. He also may not pursue any prospective deals in the Company’s deal pipeline for 12 months following termination of his employment.
Mr. Hamamoto’s employment agreement provides that Mr. Hamamoto is committed to devote a sufficient portion of his business time, attention and energies to performance of his duties under his employment agreement with the Company. The Company acknowledges, however, that Mr. Hamamoto is also committed to devote at least a majority of his business time, attention and energies to performance of his duties under his employment agreement with NorthStar Realty Finance Corp. and as a director thereof, and agrees that Mr. Hamamoto’s doing so will not constitute “Cause” or a violation of his employment agreement with the Company.
Furthermore, the Company has agreed to reimburse Mr. Hamamoto for his reasonable legal fees and expenses incurred in connection with the negotiation of the employment agreement.
A copy of Mr. Hamamoto’s employment agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011. The above description is a summary of the agreement and is qualified in its entirety by the complete text of the agreement.

Michael Gross Employment Agreement
On March 20, 2011, the Company entered into an employment agreement, effective as of such date, with Michael Gross in connection with his appointment as Chief Executive Officer. The employment agreement provides for the following terms:
•	an initial three-year contract term, which the Company may offer to renew for a six month period with 75 days notice prior to the end of the initial term on the same terms as applicable at the end of the initial term;
•	a minimum base salary of $750,000 per year, subject to review and increase annually at the discretion of the Board or Compensation Committee and in accordance with standard practice of the Company;
•	eligibility to receive an annual cash bonus for each of 2011, 2012 and 2013 with a target payout of 100% of annualized base salary, with any excess over 100% payable in equity, at the discretion of the Compensation Committee; provided that (i) for 2011, the bonus will be prorated for the partial year, with 50% of the target bonus guaranteed, and the remaining 50% dependent on performance (40% based on EBITDA, 10% on RevPAR Index) and (ii) for 2012 and 2013, the target payout will range from 50% to 150% of base salary, based on individual performance;
•	a grant of options to purchase 300,000 shares of the Company’s common stock, at an exercise price equal to the fair market value on the grant date, vesting pro rata over a 3-year period on each anniversary date of grant, pursuant to the 2007 Plan;
•	a grant of 125,000 LTIPs, vesting pro rata over a 3-year period on each anniversary date of grant, pursuant to the 2007 Plan;
•	a 35% Participation Interest in Promote Pool LLC;

•	a 35% Participating Percentage in the Total Outperformance Pool;
•	no obligation to resign from the Board in the event of termination of employment, other than for Cause; and
•	medical and other group welfare plan coverage and fringe benefits provided to our executive employees generally.
In addition, Mr. Gross’s employment agreement provides for certain payments to be made upon his termination. See “Potential Payments Upon Termination” below. Mr. Gross is also subject to certain non-competition and standstill provisions for six months following termination of his employment and to certain non-solicitation provisions for 12 months following termination of his employment. He also may not pursue any prospective deals in the Company’s deal pipeline for 12 months following termination of his employment.
Furthermore, the Company has agreed to reimburse Mr. Gross for his reasonable legal fees and expenses incurred in connection with the negotiation of the employment agreement.
A copy of Mr. Gross’s employment agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011. The above description is a summary of the agreement and is qualified in its entirety by the complete text of the agreement.

Daniel Flannery Employment Agreement; Yoav Gery Employment Agreement
On March 20, 2011, the Company entered into an employment agreement, effective as of April 9, 2011, with Daniel Flannery in connection with his appointment as Chief Operating Officer, and an employment agreement, effective as of March 23, 2011, with Yoav Gery in connection with his appointment as Chief Development Officer. Each of these employment agreements provide for the following terms:
•	an initial three-year contract term, which the Company may offer to renew for a six month period with 75 days notice prior to the end of the initial term on the same terms as applicable at the end of the initial term;
•	a base salary of $600,000 per annum, subject to review and increase annually at the discretion of the Board or Compensation Committee, and increasing in accordance with standard practice of the Company;
•	eligibility to receive an annual cash bonus for each of 2011, 2012 and 2013 with a target payout of 100% of annualized base salary, with any excess over 100% payable in equity, at the discretion of the Compensation Committee; provided that (i) for 2011, the bonus will be prorated for the partial year, with 50% of the target bonus guaranteed, and the remaining 50% dependent on performance (40% based on EBITDA, 10% on RevPAR Index), and (ii) for 2012 and 2013, the target payout will range from 50% to 150% of base salary, based on individual performance;
•	a grant of options to purchase 200,000 shares of the Company’s common stock, at an exercise price equal to the fair market value on the grant date, vesting pro rata over a 3-year period on each anniversary date of grant, as an inducement grant under the Nasdaq rules;
•	a grant of shares of restricted stock units (43,000 shares for Mr. Flannery and 65,250 for Mr. Gery), vesting pro rata over a 3-year period on each anniversary date of grant, as an inducement grant under the Nasdaq rules;
•	a 10% Participation Interest in Promote Pool LLC;

•	a 10% Participating Percentage in the Total Outperformance Pool; and
•	medical and other group welfare plan coverage and fringe benefits provided to our executive employees generally.
In addition, the employment agreements provide for certain payments to be made upon the executive’s termination. See “Potential Payments Upon Termination” below. Each of messrs. Flannery and Gery are also subject to certain non-competition and standstill provisions for six months following termination of his employment and to certain non-solicitation provisions for 12 months following termination of his employment. He also may not pursues any prospective deals in the Company’s deal pipeline for 12 months following termination of his employment.
Furthermore, the Company has agreed to reimburse each of Messrs. Flannery and Gery for up to $20,000 of relocation expenses and his reasonable legal fees and expenses incurred in connection with the entering into of the employment agreement.
Copies of Mr. Flannery’s employment agreement and Mr. Gery’s employment agreement will be filed as exhibits to the Company’s quarterly report on Form 10-Q for quarter ended March 31, 2011. The above description is a summary of the agreements and is qualified in its entirety by the complete text of the agreements.
Potential Payments Upon Termination
Pursuant to the employment agreement, each of the newly appointed executives is entitled to certain payments or terms upon termination or change in control, as described in the table below. All payments and terms, other than the payment of accrued base salary are conditioned upon the execution of a release by the executive in connection with the termination of his employment.

Termination	Key Terms

David Hamamoto

For Cause or Voluntary Resignation	• accrued base salary • unpaid prior year bonus forfeited
• no prorated bonus for current year at target
• ability to exercise vested awards for 3 months from the date of termination

Without Cause or for	• accrued base salary
Good Reason	• prior year bonus (if unpaid)
• prorated bonus (if any) for year of termination

•     $1.5 million termination payment; provided that if termination follows a Change of Control with a transaction price/share that does not represent at least a 4.5% compound annual growth rate (stock price appreciation plus dividends) measured since the effective date, then the termination payment is $750,000

• full acceleration of unvested equity awards (other than Awards under the Outperformance Award Program, which vest as to time but not performance, and Participation Interests in Promote Pool LLC)
• the grantee will not forfeit any unvested Awards under the Outperformance Award Program but will receive, following the Final Valuation Date, a Participation Amount reflecting his partial service
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date
• 18 months COBRA coverage

Non-Renewal by Company	• accrued base salary
• prior year bonus (if unpaid)
• $750,000 termination payment
• full acceleration of unvested equity awards (other than Awards under the Outperformance Award Program and Participation Interests in Promote Pool LLC)
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date
• 12 months COBRA coverage

Non-Renewal by Executive	• accrued base salary
• prior year bonus (if unpaid)
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date

Disability or Death	• accrued base salary
• prior year bonus (if unpaid)
• prorated bonus (if any) for year of termination
• $375,000 termination payment
• full acceleration of unvested equity awards (other than Awards under the Outperformance Award Program, which vest as to time but not performance, and Participation Interests in Promote Pool LLC)
• the grantee will not forfeit any unvested Awards under the Outperformance Award Program but will receive, following the Final Valuation Date, a Participation Amount reflecting his partial service
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date
• 12 months COBRA coverage

Michael Gross

For Cause or Voluntary	• accrued base salary
Resignation	• unpaid prior year bonus forfeited
• no prorated bonus for current year at target
• ability to exercise vested awards for 3 months from the date of termination
• automatic resignation from the Board if termination is for Cause

Termination	Key Terms

Without Cause or for	• accrued base salary
Good Reason	• prior year bonus (if unpaid)
• prorated bonus (if any) for year of termination

•     two times base salary; provided that if termination follows a Change of Control with a transaction price/share that does not represent at least a 4.5% compound annual growth rate (stock price appreciation plus dividends) measured over a three-year period, then payment is one times base salary

• full acceleration of unvested equity awards (other than Awards under the Outperformance Award Program, which vest as to time but not performance, and Participation Interests in Promote Pool LLC)
• the grantee will not forfeit any unvested Awards under the Outperformance Award Program but will receive, following the Final Valuation Date, a Participation Amount reflecting his partial service
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date
• 18 months COBRA coverage

Non-Renewal by Company	• accrued base salary
• prior year bonus (if unpaid)
• one times base salary
• full acceleration of unvested equity awards (other than Awards under the Outperformance Award Program and Participation Interests in Promote Pool LLC)
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date
• 12 months COBRA coverage

Non-Renewal by Executive	• accrued base salary
• prior year bonus (if unpaid)
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date

Disability or Death	• accrued base salary
• prior year bonus (if unpaid)
• prorated bonus (if any) for year of termination
• one times base salary
• full acceleration of unvested equity awards (other than Awards under the Outperformance Award Program, which vest as to time but not performance, and Participation Interests in Promote Pool LLC)
• the grantee will not forfeit any unvested Awards under the Outperformance Award Program but will receive, following the Final Valuation Date, a Participation Amount reflecting his partial service
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date
• 12 months COBRA coverage

Daniel Flannery & Yoav Gery

For Cause or Voluntary Resignation	• accrued base salary • unpaid prior year bonus forfeited
• no prorated bonus for current year at target
• ability to exercise vested awards for 3 months from the date of termination

Without Cause or for Good Reason	• accrued base salary • prior year bonus (if unpaid)
• pro rata bonus (if any) for year of termination

•     two times base salary; provided that if termination follows a Change of Control with a transaction price/ share that does not represent at least a 4.5% compound annual growth rate (stock price appreciation plus dividends) measured over a three-year period, then it is one times base salary

• full acceleration of unvested equity awards (other than Awards under the Outperformance Award Program, which vest as to time but not performance, and Participation Interests in Promote Pool LLC)
• the grantee will not forfeit any unvested Awards under the Outperformance Award Program but will receive, following the Final Valuation Date, a Participation Amount reflecting his partial service
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date
• 12 months COBRA coverage

Termination	Key Terms

Non-Renewal by Company	• accrued base salary
• prior year bonus (if unpaid)
• one times base salary
• full acceleration of unvested equity awards (other than Awards under the Outperformance Award Program and Participation Interests in Promote Pool LLC)
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date
• 12 months COBRA coverage

Non-Renewal by Executive	• accrued base salary
• prior year bonus (if unpaid)
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date

Disability or Death	• accrued base salary
• prior year bonus (if unpaid)
• prorated bonus (if any) for year of termination
• two times base salary
• full acceleration of unvested equity awards (other than Awards under the Outperformance Award Program , which vest as to time but not performance, and Participation Interests in Promote Pool LLC)
• the grantee will not forfeit any unvested Awards under the Outperformance Award Program but will receive, following the Final Valuation Date, a Participation Amount reflecting his partial service
• ability to exercise vested awards for the longer of (i) 12 months from the date of termination or (ii) 4 years from the grant date
• 12 months COBRA coverage
The following definitions apply to each of the employment agreements of Messrs. Hamamoto, Gross, Flannery and Gery:
“Cause” generally means:
•	the willful and continued failure to substantially perform his duties under his employment agreement, after written demand for substantial performance has been given by the Board;
•	material breach by the executive of his obligations under his employment agreement resulting in substantial economic or financial injury to the Company;
•	executive’s willful commission of fraud, theft or dishonesty resulting in substantial economic or financial injury to the Company;
•	executive’s conviction of a felony or pleading guilty or no contest to a felony; or
•	executive’s willfully engaging in misconduct that is materially injurious to the Company.
“Good Reason” generally means:
•	any change in the executive officer’s title or the assignment to the executive of duties materially inconsistent with the executive’s title, position, status, reporting relationships, authority, duties or responsibilities as contemplated by his employment agreement or any other action by the Company which results in a material diminution or material adverse change in the executive’s title, position, status, reporting relationships, authority, duties or responsibilities, other than insubstantial or inadvertent actions not taken in bad faith which are remedied by the Company (other than allocations of or changes in duties between the Chairman and the Chief Executive Officer);

•	any material failure by the Company to comply with the employment agreement or related agreement, other than insubstantial or inadvertent failures not in bad faith which are remedied by the Company after receipt of notice thereof given by the executive;
•	any failure by the Company to comply with and satisfy the provision in the employment agreement regarding a successor entity honoring the agreement;
•	with respect to Messrs. Hamamoto and Gross only, any failure by the Board to nominate the executive for election to the Board, any failure by shareholders to elect the executive to the Board or with respect to Mr. Hamamoto only, any failure to be appointed Chairman or chairman of the investment committee; or
•	any requirement that the executive’s principal place of employment be at a location more than 50 miles from New York, New York, resulting in a material increase in distance from the executive’s residence to his new place of employment.
“Change of Control” generally occurs upon the following:
•	individuals who on March 20, 2011 (the “Effective Date”) constitute the Board, plus new directors of the Company whose election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors of the Company still in office who were directors of the Company at the beginning of such period, cease for any reason during such period to constitute at majority of the members of the Board;
•	any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the Effective Date, a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board; provided, however, that an event described in this paragraph (ii) shall not be deemed to be a Change of Control if any of following becomes such a beneficial owner: (A) the Company or any majority-owned subsidiary of the Company (provided that this exclusion applies solely to the ownership levels of the Company or the majority-owned subsidiary), (B) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any such majority-owned subsidiary, or (C) any underwriter temporarily holding securities pursuant to an offering of such securities; or
•	the consummation of a merger, consolidation, share exchange or similar form of transaction involving the Company or any of its subsidiaries, or the sale of all or substantially all of the Company’s assets (a “Business Transaction”), unless immediately following such Business Transaction (A) more than 50% of the total voting power of the entity resulting from such Business Transaction or the entity acquiring the Company’s assets in such Business Transaction (the “Surviving Corporation”) is beneficially owned, directly or indirectly, by the Company’s shareholders immediately prior to any such Business Transaction, and (B) no person (other than the persons set forth in clauses (A), (B), or (C) of paragraph (ii) above or any tax-qualified, broad-based employee benefit plan of the Surviving Corporation or its affiliates) beneficially owns, directly or indirectly, 30% or more of the total voting power of the Surviving Corporation; or
•	Board approval of a liquidation or dissolution of the Company, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Company’s shareholders in substantially the same proportions as such shareholders owned the Company’s outstanding voting common equity interests immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Company to the Grantee under this Agreement; or

•	approval by the shareholders of the Company or the Managing Member and/or Non-Managing Members of the Operating Company of a dissolution or liquidation of the Operating Company and satisfaction or effective waiver of all material contingencies to such liquidation or dissolution..
Departures of Fred Kleisner and Marc Gordon; Severance Agreement
On March 21, 2011 the Company announced that Fred Kleisner, whose employment agreement expires on March 31, 2011, stepped down as Chief Executive Officer and resigned from the Board effective March 20, 2011.
On March 21, 2011, the Company also announced that Marc Gordon, whose employment agreement with the Company is scheduled to end on April 1, is leaving the Company to pursue other interests. Mr. Gordon, who was appointed President in October 2009, had been employed by the Company since its initial public offering and had been involved with its predecessors since 1997. In connection with his departure, the Company entered into a separation agreement and release (the “Separation Agreement”) with Mr. Gordon on March 20, 2011. Pursuant to the Separation Agreement, the Company agreed to pay Mr. Gordon (1) a lump sum severance payment of $2,069,000, (2) monthly consulting payments of $66,666 per month through December 2011, and (3) a lump sum payment of $300,000 in January 2012. The Company also agreed that all of Mr. Gordon’s equity awards would vest and that he will be eligible to elect continuation coverage under COBRA. In consideration of the monthly consulting payments, Mr. Gordon agreed to make himself available to provide consulting services to the Company through December 2011. In addition, Mr. Gordon agreed to certain non-competition and standstill provisions that are effective for nine months following the date of the Separation Agreement and certain non-solicitation provisions that are effective through March 31, 2012. Mr. Gordon resigned from the Company’s Board, effective March 20, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.
Date: March 24, 2011	By:	/s/ Richard Szymanski
Richard Szymanski
Chief Financial Officer